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                                                                    Exhibit 99.1

                           CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Executive Officer of Genome Therapeutics Corp (the "Company") does hereby certify that to my knowledge:

     1) the Company's Report on Form 10-Q for quarter ended June 29, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) the information contained in the Company's Report on Form 10-Q for quarter ended June 29, 2002 fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            By: /s/ Steven M. Rauscher
                                                ---------------------
                                                Steven M. Rauscher
                                                Chief Executive Officer

Dated: August 13, 2002